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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                                December 16, 1996
                Date of Report (date of earliest event reported)

                          GLOBAL VILLAGE COMMUNICATION,
                                      INC.
             (Exact name of Registrant as specified in its charter)

          Delaware                    000-23260                  94-3095680
(State or other jurisdiction   (Commission File Number)       (I.R.S. Employer
incorporation or organization)                               Identification No.)


                             1144 East Arques Avenue
                               Sunnyvale, CA 94086
                    (Address of principal executive offices)



       Registrant's telephone number, including area code: (408) 523-1000

                 Former name or former address, if changed: N/A
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ITEM 5.  OTHER EVENTS

On December 16, 1996, Global Village Communication, Inc. issued a press release which is attached hereto as an exhibit.

        Exhibit 5.1 Press Release - Global Village Announces Comprehensive Restructuring


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                                    SIGNATURE


      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: December 18, 1996            GLOBAL VILLAGE COMMUNICATION, INC.


                                    By:  /s/ Neil Selvin
                                       ----------------------------------------
                                         Neil Selvin
                                         President and Chief Executive Officer
                                         (Principal Executive Officer)


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                                  EXHIBIT INDEX


                                                                  Sequentially
                                                                    Numbered
Document                                                              Page
--------                                                              ----

5.1               Press Release -- Global Village Announces           6-7
                  Comprehensive Restructuring